As Filed with the Securities and Exchange Commission on March 10, 2010

Registration Statement No. 333-161774

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 2

TO

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

AIRGAS, INC.

And the Subsidiary Guarantors listed below

(Exact name of registrant as specified in its charter)

Delaware	56-0732648
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

259 North Radnor-Chester Rd.

Radnor, PA 19087-5283

(610) 687-5253

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Robert H. Young, Jr.

Senior Vice President, General Counsel and Secretary

Airgas, Inc.

259 North Radnor-Chester Rd.

Radnor, PA 19087-5283

(610) 687-5253

(Name, address, including zip code, and telephone number, including area code, of agent for service)

with copies to:

James J. Clark, Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

(212) 701-3000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered (a)	Proposed Maximum Offering Price per Unit (a)	Proposed Maximum Aggregate Offering Price (a)	Amount of Registration Fee (c)
Debt Securities
Guarantees of Debt Securities (b)

(a)	An indeterminate aggregate initial offering price or number of the securities of each identified Debt Security is being registered as may from time to time be offered at indeterminate prices.
(b)	Pursuant to Rule 457(n), no additional registration fee is required with respect to the guarantees.
(c)	In accordance with Rules 456(b) and 457(r) under the Securities Act, the Registrant is deferring payment of all registration fees.

TABLE OF SUBSIDIARY GUARANTORS

All the following subsidiaries are wholly owned subsidiaries:

Name	State of Incorporation
Airgas Carbonic, Inc.	DE
Airgas Data, LLC	DE
Airgas-East, Inc.	DE
Airgas-Great Lakes, Inc.	DE
Airgas-Intermountain, Inc.	CO
Airgas Investments, Inc.	DE
Airgas Merchant Gases, LLC	DE
Airgas Merchant Holdings, Inc.	DE
Airgas-Mid America, Inc.	DE
Airgas-Mid South, Inc.	DE
Airgas-Nor Pac, Inc.	DE
Airgas-North Central, Inc.	DE
Airgas-Northern California & Nevada, Inc.	DE
Airgas-Refrigerants, Inc.	DE
Airgas Retail Services, LLC	DE
Airgas Safety, Inc.	DE
Airgas-South, Inc.	DE
Airgas-Southwest, Inc.	DE
Airgas Specialty Gases, Inc.	TX
Airgas Specialty Products, Inc.	DE
Airgas-West, Inc.	CA
Medical Gas Management, Inc.	DE
Missouri River Holdings, Inc.	KS
National Welders Supply Company, Inc.	NC
Nitrous Oxide Corp.	DE
Oilind Safety, Inc.	DE
Red-D-Arc, Inc.	NV
WorldWide Welding, LLC	DE

2

EXPLANATORY NOTE

This Post-Effective Amendment No. 2 relates to the Registrants’ Automatic Shelf Registration Statement on Form S-3 (File No. 333-161774), filed by the Registrants on September 8, 2009 as amended by Post-Effective Amendment No. 1, filed by the Registrants on September 8, 2009 (the “Registration Statement”). The Registrants are filing this Post-Effective Amendment No. 2 pursuant to Rule 462(e) under the Securities Act of 1933, as amended, solely to amend the cover page of the Registration Statement to replace the notice information with respect to Cravath, Swaine & Moore LLP with notice information for Cahill Gordon & Reindel LLP. Since this Post-Effective Amendment No. 2 does not amend any other portion of the Registration Statement, the balance of the Registration Statement is omitted from this filing.

3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Airgas, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Radnor, Commonwealth of Pennsylvania on March 10, 2010.

AIRGAS, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

4

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ PETER MCCAUSLAND * Peter McCausland	Chairman, President and Chief Executive Officer (Principal Executive Officer)

/S/ ROBERT M. MCLAUGHLIN * Robert M. McLaughlin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Vice President and Controller (Principal Accounting Officer)

/S/ MICHAEL L. MOLININI * Michael L. Molinini	Senior Vice President and Chief Operating Officer

/S/ W. THACHER BROWN * W. Thacher Brown	Director

/S/ JAMES W. HOVEY * James W. Hovey	Director

/S/ RICHARD C. ILL * Richard C. Ill	Director

/S/ PAULA A. SNEED * Paula A. Sneed	Director

/S/ DAVID M. STOUT * David M. Stout	Director

/S/ LEE M. THOMAS * Lee M. Thomas	Director

/S/ JOHN C. VAN RODEN. JR. * John C. van Roden. Jr.	Director

/S/ ELLEN C. WOLF * Ellen C. Wolf	Director

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS CARBONIC, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ PETER MCCAUSLAND * Peter McCausland	Director

/S/ PHIL FILER * Phil Filer	Director (Principle Executive Officer)

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ CHUCK TOOMEY * Chuck Toomey	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS DATA, LLC

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ CAREY VERGER * Carey Verger	Director (Principal Executive Officer)

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director (Principal Financial Officer and Principal Accounting Officer)

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS-EAST, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ FRED MANLEY * Fred Manley	Director (Principal Executive Officer)

/S/ B. SHAUN POWERS * B. Shaun Powers	Director

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ DAVE BROWN * Dave Brown	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS-GREAT LAKES, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ KEVIN MCBRIDE *	Director (Principal Executive Officer)
Kevin McBride

/S/ B. SHAUN POWERS *	Director
B. Shaun Powers

/S/ THOMAS M. SMYTH *	Director
Thomas M. Smyth

/S/ PAM CLAYPOOL *	Principal Financial Officer and Principal Accounting Officer
Pam Claypool

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS-INTERMOUNTAIN, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ DOUG JONES *	Director (Principal Executive Officer)
Doug Jones

/S/ MAX D. HOOPER *	Director
Max D. Hooper

/S/ THOMAS M. SMYTH *	Director
Thomas M. Smyth

/S/ JIM JOHNSTON *	Principal Financial Officer and Principal Accounting Officer
Jim Johnston

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS INVESTMENTS, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ LESLIE J. GRAFF * Leslie J. Graff	Director (Principal Executive Officer)

/S/ ROBERT M. MCLAUGHLIN * Robert M. McLaughlin	Director (Principal Financial Officer and Principal Accounting Officer)

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS MERCHANT GASES, LLC

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ TOM THOMAN * Tom Thoman	Director (Principal Executive Officer)

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ CHRIS PLITNICK * Chris Plitnick	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS MERCHANT HOLDINGS, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ TOM THOMAN * Tom Thoman	Director (Principal Executive Officer)

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director (Principal Financial Officer and Principal Accounting Officer)

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS-MID AMERICA, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ BOB HILLIARD * Bob Hilliard	Director (Principal Executive Officer)

/S/ B. SHAUN POWERS * B. Shaun Powers	Director

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ LEE CHERRY * Lee Cherry	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS-MID SOUTH, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ TERRY LODGE * Terry Lodge	Director (Principal Executive Officer)

/S/ MAX D. HOOPER * Max D. Hooper	Director

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ PAUL FITZGERALD * Paul Fitzgerald	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS-NOR PAC, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ EDWARD A. RICHARDS Edward A. Richards	Director (Principal Executive Officer)

/S/ MAX D. HOOPER * Max D. Hooper	Director

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ WILLIAM M. PILAND William M. Piland	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS-NORTH CENTRAL, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ PAM SWANSON Pam Swanson	Director (Principal Executive Officer)

/S/ B. SHAUN POWERS * B. Shaun Powers	Director

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ MIKE ALLISON * Mike Allison	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS-NORTHERN CALIFORNIA & NEVADA, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ MIKE CHANDLER * Mike Chandler	Director (Principal Executive Officer)

/S/ MAX D. HOOPER * Max D. Hooper	Director

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ CELINE KEARNEY * Celine Kearney	Principal Financial Officer and Principal Accounting Officer)

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS-REFRIGERANTS, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ CHUCK BROADUS * Chuck Broadus	Director (Principal Executive Officer)

/S/ ANDY CICHOCKI * Andy Cichocki	Director

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ EMMANUEL DUPREE * Emmanuel Dupree	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS RETAIL SERVICES, LLC

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ KELLY JUSTICE * Kelly Justice	Director (Principal Executive Officer)

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ ROGER GEIB Roger Geib	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS SAFETY, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ DONALD S. CARLINO * Donald S. Carlino	Principal Executive Officer

/S/ MIKE MOLININI * Mike Molinini	Director

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ DENNIS JOHNSON * Dennis Johnson	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS-SOUTH, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ JAY SULLIVAN *	Director (Principal Executive Officer)
Jay Sullivan

/S/ B. SHAUN POWERS *	Director
B. Shaun Powers

/S/ THOMAS M. SMYTH *	Director
Thomas M. Smyth

/S/ BRETT COHEN *	Principal Financial Officer and Principal Accounting Officer
Brett Cohen

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS-SOUTHWEST, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ BRENT SPARKS *	Director (Principal Executive Officer)
Brent Sparks

/S/ MAX D. HOOPER *	Director
Max D. Hooper

/S/ THOMAS M. SMYTH *	Director
Thomas M. Smyth

/S/ MONICA DELAGARZA *	Principal Financial Officer and Principal Accounting Officer
Monica DeLaGarza

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS SPECIALTY GASES, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ WILLIAM RUSSO * William Russo	Director (Principal Executive Officer)

/S/ JIM MULLER * Jim Muller	Director

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ RICHARD MARTIN * Richard Martin	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS SPECIALTY PRODUCTS, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ TED SCHULTE * Ted Schulte	Director (Principal Executive Officer)

/S/ ANDY CICHOCKI * Andy Cichocki	Director

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ RUSS LEE * Russ Lee	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

AIRGAS-WEST, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ SAM THOMPSON * Sam Thompson	Director (Principal Executive Officer)

/S/ MAX D. HOOPER * Max D. Hooper	Director

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ TODD CURRY * Todd Curry	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

MEDICAL GAS MANAGEMENT, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ JOHN HOLMWOOD * John Holmwood	Director (Principal Executive Officer)

/S/ THOMAS M. SMYTH * Thomas M. Smyth	Director

/S/ PAUL PLESSE * Paul Plesse	Principal Financial Officer and Principal Accounting Officer

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

MISSOURI RIVER HOLDINGS, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ MAX D. HOOPER *	Director (Principal Executive Officer)
Max D. Hooper

/S/ ROBERT M. MCLAUGHLIN *	Director (Principal Financial Officer and Principal Accounting Officer)
Robert M. McLaughlin

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

NATIONAL WELDERS SUPPLY COMPANY, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ STEVE MARINELLI *	Principal Executive Officer
Steve Marinelli

/S/ ANDY CICHOCKI *	Director
Andy Cichocki

/S/ PETER MCCAUSLAND *	Director
Peter McCausland

/S/ ALAN DEMART *	Principal Financial Officer and Principal Accounting Officer
Alan DeMart

/S/ ROBERT MCLAUGHLIN *	Director
Robert McLaughlin

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

NITROUS OXIDE CORP.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ MARTIN TUPMAN*	Principal Executive Officer
Martin Tupman

/S/ ANDREW R. CICHOCKI *	Director
Andrew R. Cichocki

/S/ THOMAS M. SMYTH *	Director
Thomas M. Smyth

/S/ RUSS LEE *	Principal Financial Officer and Principal Accounting Officer
Russ Lee

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

OILIND SAFETY, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ HENRY B. COKER III *	Principal Executive Officer
Henry B. Coker III

/S/ JACK APPOLONIA *	Director
Jack Appolonia

/S/ THOMAS M. SMYTH *	Director
Thomas M. Smyth

/S/ WENDY SCHUKNECHT *	Principal Financial Officer and Principal Accounting Officer
Wendy Schuknecht

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

RED-D-ARC, INC.

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ MICHEL IMIELINSKI *	Director (Principal Executive Officer)
Michel Imielinski

/S/ JACK APPOLONIA *	Director
Jack Appolonia

/S/ THOMAS M. SMYTH *	Director
Thomas M. Smyth

/S/ STEVE DARROCH *	Principal Financial Officer and Principal Accounting Officer
Steve Darroch

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on March 10, 2010.

WORLDWIDE WELDING, LLC

By:	/S/ ROBERT H. YOUNG, JR
Name:	Robert H. Young, Jr.
Title:	Senior Vice President General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated and on March 10, 2010.

Signature	Title

/S/ DONALD S. CARLINO *	Principal Executive Officer
Donald S. Carlino

/S/ MIKE MOLININI *	Director
Mike Molinini

/S/ DENNIS JOHNSON *	Principal Financial Officer and Principal Accounting Officer
Dennis Johnson

/S/ THOMAS M. SMYTH *	Director
Thomas M. Smyth

* By:	/S/ ROBERT H. YOUNG, JR
Robert H. Young, Jr., as attorney-in-fact